INVESTEC FUNDS

                               WIRELESS WORLD FUND

                        Supplement Dated August 27, 2001
                       To Prospectus Dated April 26, 2001


THE FOLLOWING INFORMATION UPDATES THE DISCLOSURE FOUND UNDER "FUND MANAGEMENT" ON PAGE 34-35 OF THE PROSPECTUS.

Effective August 6, 2001, Mr. Seth Kirkham resigned as the co-manager for the Wireless World Fund. The reference to Mr. Seth Kirkham on page 35 of the Fund's prospectus is hereby deleted.